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                                                                   EXHIBIT 10.58

                                     FORM OF
                          SAFETY INSURANCE GROUP, INC.
                     2002 MANAGEMENT OMNIBUS INCENTIVE PLAN

                 NOTICE OF STOCK APPRECIATION RIGHT (SAR) GRANT

     You (the "Grantee") have been granted the following stock appreciation right ("SAR") award relating to shares of common stock of Safety Insurance Group, Inc. (the "Company"), par value $0.01 per share ("Share"), pursuant to the Safety Insurance Group, Inc. 2002 Management Omnibus Incentive Plan (the "Plan"):

   Name of Grantee:                               [        ]

   Total Number of Shares to which SAR relates:   [        ]

   Grant Price Per Share:                         $[       ]

   Effective Date of Grant:                       [        ]

   Vesting Schedule:                              Subject to earlier vesting pursuant to the terms of the
                                                  Plan and the attached stock appreciation right agreement,
                                                  provided you have not had a Termination of Service on or
                                                  prior to such date(s), the right to exercise this SAR
                                                  shall vest as follows:
                                                  [Insert Vesting Schedule]

   Expiration Date:                               [          ]

                                                  The SAR may expire earlier upon Termination of Service

By your signature and the signature of the Company's representative below, you and the Company agree that this SAR is granted under and governed by the terms and conditions of the Plan and the SAR agreement, both of which are attached to and made a part of this document.

   GRANTEE:                                   SAFETY INSURANCE GROUP, INC.:

                                              By:
   ----------------------------------            -------------------------------
   Date:                                      Title:
        -----------------------------               ----------------------------
   Address:                                   Date:
           --------------------------              -----------------------------

           --------------------------

           --------------------------

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                                     FORM OF
                          SAFETY INSURANCE GROUP, INC.
                       STOCK APPRECIATION RIGHT AGREEMENT

SECTION 1. GRANT OF SAR.

           (a) SAR. Subject to the terms and conditions set forth in the Notice of Stock Appreciation Right (SAR) Grant and this Stock Appreciation Right Agreement (the "Agreement"), the Company grants to the Grantee on the Effective Date of Grant a stock appreciation right (the "SAR"), which entitles the Grantee to receive upon exercise of the SAR [a number of Shares having a Fair Market Value equal to][a payment equal to] the difference between the Fair Market Value of a Share on the date of exercise of the SAR over the Grant Price per Share, times the number of Shares with respect to which the SAR is being exercised.

           (b) PLAN AND DEFINED TERMS. The SAR is granted pursuant to the Plan, a copy of which the Grantee acknowledges having received. All terms, provisions, and conditions applicable to the SAR set forth in the Plan and not set forth herein are hereby incorporated by reference herein. To the extent any provision hereof is inconsistent with a provision of the Plan, the provisions of the Plan will govern. All capitalized terms that are used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

SECTION 2. RIGHT TO EXERCISE.

           The SAR may be exercised, in whole or in part, prior to expiration to the extent it is vested. The Notice of Stock Appreciation Right (SAR) Grant contains the SAR vesting schedule. The SAR may be exercised by providing a written notice of exercise to the Company in such form as the Committee may prescribe.

SECTION 3. TERM AND EXPIRATION.

           (a) BASIC TERM. Subject to earlier termination pursuant to the terms hereof, the SAR shall expire on the expiration date set forth in the Notice of Stock Appreciation Right (SAR) Grant, which date is 10 years after the Effective Date of Grant.

           (b) TERMINATION OF SERVICE. Upon a Termination of Service of the Grantee, the SAR shall expire as set forth in Article 9 of the Plan. If the Grantee dies after Termination of Service but before the expiration of the SAR, all or part of this SAR may be exercised (prior to expiration) by the personal representative of the Grantee or by any person who has acquired this SAR directly from the Grantee by will, bequest or inheritance, but only to the extent that the SAR was vested and exercisable upon the Grantee's Termination of Service.

SECTION 4. MISCELLANEOUS PROVISIONS.

     [(a)  INSERT THE FOLLOWING FOR OFFICERS, EMPLOYEES AND EMPLOYEE-DIRECTORS:
TAX WITHHOLDING. The Company may make such provisions as are necessary for the withholding of all applicable taxes on the SAR, in accordance with Article 16 of the Plan. If payment upon

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exercise of the SAR is in Shares, with respect to the minimum statutory tax withholding required with respect to the SAR, the Grantee may elect to satisfy such tax withholding requirement by having the Company withhold Shares from the SAR upon exercise.][NOT APPLICABLE FOR NON-EMPLOYEE DIRECTORS]

     [(a)/(b)] RIGHTS AS A STOCKHOLDER. Neither the Grantee nor the Grantee's representative shall have any rights as a stockholder with respect to any Shares to which the SAR relates unless payment upon exercise of the SAR is in Shares the SAR has been exercised and Share certificates have been issued to the Grantee or representative, as the case may be.

     [(b)/(c)] RATIFICATION OF ACTIONS. By accepting the SAR, the Grantee and each person claiming under or through the Grantee shall be conclusively deemed to have indicated the Grantee's acceptance and ratification of, and consent to, any action taken under the Plan or this Agreement and the Notice of Stock Appreciation Right (SAR) Grant by the Company, the Board, or the Committee.

     [(c)/(d)] NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided in writing to the Company.

     [(d)/(e)] CHOICE OF LAW. This Agreement and the Notice of Stock Appreciation Right (SAR) Grant shall be governed by, and construed in accordance with, the laws of New York, as such laws are applied to contracts entered into and performed in such state.

     [(e)/(f)] COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     [(f)/(g)] MODIFICATION OR AMENDMENT. This Agreement may only be modified or amended by written agreement executed by the parties hereto; provided, however, that the adjustments permitted pursuant to Section 4.2 of the Plan may be made without such written agreement.

     [(g)/(h)] SEVERABILITY. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed and enforced as if such illegal or invalid provision had not been included.

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